Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2025

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	AA-	A1	A+
The Cincinnati Insurance Company	A+	AA-	A1	A+
The Cincinnati Indemnity Company	A+	AA-	A1	A+
The Cincinnati Casualty Company	A+	AA-	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	AA-	—	A+

Ratings are as of October 24, 2025, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength under About on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Third-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2025

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2025	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2025	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2025	11
Loss and Loss Expense Analysis – Three Months Ended September 30, 2025	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Third-Quarter 2025 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Third-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2025

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$7,534	$—	$—	$—	$7,534
Life	—	—	307	—	—	307
Premiums ceded	—	(389)	(61)	—	—	(450)
Total earned premium	—	7,145	246	—	—	7,391
Investment income, net of expenses	84	627	151	—	(2)	860
Investment gains and losses, net	420	845	(6)	—	—	1,259
Fee revenues	—	11	4	—	—	15
Other revenues	12	10	—	8	(15)	15
Total revenues	$516	$8,638	$395	$8	$(17)	$9,540

Benefits & expenses
Losses & contract holders' benefits	$—	$5,470	$289	$—	$1	$5,760
Reinsurance recoveries	—	(532)	(59)	—	(1)	(592)
Underwriting, acquisition and insurance expenses	—	2,095	70	—	—	2,165
Interest expense	39	—	—	3	(2)	40
Other operating expenses	33	5	—	4	(15)	27
Total expenses	$72	$7,038	$300	$7	$(17)	$7,400

Income before income taxes	$444	$1,600	$95	$1	$—	$2,140

Provision (benefit) for income taxes
Current operating income (loss)	$(74)	$(53)	$28	$—	$—	$(99)
Capital gains/losses	89	178	(1)	—	—	266
Deferred	77	186	(7)	—	—	256
Total provision for income taxes	$92	$311	$20	$—	$—	$423

Net income - current year	$352	$1,289	$75	$1	$—	$1,717

Net income - prior year	$502	$1,321	$63	$1	$—	$1,887
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2025

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,602	$—	$—	$—	$2,602
Life	—	—	104	—	—	104
Premiums ceded	—	(118)	(21)	—	—	(139)
Total earned premium	—	2,484	83	—	—	2,567
Investment income, net of expenses	26	217	52	—	—	295
Investment gains and losses, net	322	532	(1)	—	—	853
Fee revenues	—	4	1	—	—	5
Other revenues	4	5	—	3	(6)	6
Total revenues	$352	$3,242	$135	$3	$(6)	$3,726

Benefits & expenses
Losses & contract holders' benefits	$—	$1,486	$91	$—	$—	$1,577
Reinsurance recoveries	—	(22)	(15)	—	—	(37)
Underwriting, acquisition and insurance expenses	—	731	23	—	—	754
Interest expense	13	—	—	1	(1)	13
Other operating expenses	7	2	—	2	(5)	6
Total expenses	$20	$2,197	$99	$3	$(6)	$2,313

Income before income taxes	$332	$1,045	$36	$—	$—	$1,413

Provision (benefit) for income taxes
Current operating income (loss)	$(54)	$(9)	$10	$—	$—	$(53)
Capital gains/losses	68	113	—	—	—	181
Deferred	55	110	(2)	—	—	163
Total provision for income taxes	$69	$214	$8	$—	$—	$291

Net income - current year	$263	$831	$28	$—	$—	$1,122

Net income - prior year	$279	$520	$20	$1	$—	$820
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5 million		$48	$15	$26	$19	$18	$31	$—	$41	$31	$89	$49		$68
Current accident year losses $2 million - $5 million		35	40	20	37	51	28	22	60	50	95	101		138
Large loss prior accident year reserve development		49	27	56	19	19	15	22	83	37	132	56		75
Total large losses incurred		$132	$82	$102	$75	$88	$74	$44	$184	$118	$316	$206		$281
Losses incurred but not reported		158	213	279	182	185	165	251	492	416	650	601		783
Other losses excluding catastrophe losses		831	741	688	653	711	741	677	1,429	1,418	2,260	2,129		2,782
Catastrophe losses		83	280	558	83	282	228	111	838	339	921	621		704
Total losses incurred		$1,204	$1,316	$1,627	$993	$1,266	$1,208	$1,083	$2,943	$2,291	$4,147	$3,557		$4,550
Commercial Lines
Current accident year losses greater than $5 million		$48	$5	$7	$9	$11	$31	$—	$12	$31	$60	$42		$51
Current accident year losses $2 million - $5 million		12	22	15	12	36	11	11	37	22	49	58		70
Large loss prior accident year reserve development		47	14	44	19	20	22	12	58	34	105	54		73
Total large losses incurred		$107	$41	$66	$40	$67	$64	$23	$107	$87	$214	$154		$194
Losses incurred but not reported		67	106	163	105	117	92	156	269	248	336	365		470
Other losses excluding catastrophe losses		405	383	318	328	337	384	368	701	752	1,106	1,089		1,417
Catastrophe losses		29	83	40	8	58	101	64	123	165	152	223		231
Total losses incurred		$608	$613	$587	$481	$579	$641	$611	$1,200	$1,252	$1,808	$1,831		$2,312
Personal Lines
Current accident year losses greater than $5 million		$—	$10	$19	$10	$7	$—	$—	$29	$—	$29	$7		$17
Current accident year losses $2 million - $5 million		23	18	5	25	13	15	11	23	26	46	39		64
Large loss prior accident year reserve development		2	13	12	—	(1)	(7)	10	25	3	27	2		2
Total large losses incurred		$25	$41	$36	$35	$19	$8	$21	$77	$29	$102	$48		$83
Losses incurred but not reported		32	37	74	22	33	31	22	111	53	143	86		108
Other losses excluding catastrophe losses		316	257	254	245	256	256	231	511	487	827	743		988
Catastrophe losses		54	186	405	(4)	178	129	50	591	179	645	357		353
Total losses incurred		$427	$521	$769	$298	$486	$424	$324	$1,290	$748	$1,717	$1,234		$1,532
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $2 million - $5 million		—	—	—	—	2	2	—	—	2	—	4		4
Large loss prior accident year reserve development		—	—	—	—	—	—	—	—	—	—	—		—
Total large losses incurred		$—	$—	$—	$—	$2	$2	$—	$—	$2	$—	$4		$4
Losses incurred but not reported		16	31	46	28	12	17	30	77	47	93	59		87
Other losses excluding catastrophe losses		59	42	24	46	55	51	37	66	88	125	143		189
Catastrophe losses		—	3	—	2	2	3	1	3	4	3	6		8
Total losses incurred		$75	$76	$70	$76	$71	$73	$68	$146	$141	$221	$212		$288
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5 million		1.9%	0.6%	1.2%	0.8%	0.9%	1.5%	—%	0.9%	0.8%	1.3%	0.8%		0.8%
Current accident year losses $2 million - $5 million		1.4	1.7	0.9	1.5	2.3	1.4	1.1	1.3	1.2	1.3	1.6		1.6
Large loss prior accident year reserve development		2.0	1.1	2.4	0.9	0.8	0.7	1.1	1.8	0.9	1.8	0.9		0.9
Total large loss ratio		5.3%	3.4%	4.5%	3.2%	4.0%	3.6%	2.2%	4.0%	2.9%	4.4%	3.3%		3.3%
Losses incurred but not reported		6.4	8.9	12.3	8.0	8.4	8.0	12.6	10.5	10.2	9.1	9.6		9.1
Other losses excluding catastrophe losses		33.4	30.9	30.4	28.7	32.0	35.6	34.0	30.6	34.9	31.6	33.8		32.5
Catastrophe losses		3.4	11.7	24.6	3.6	12.7	11.0	5.6	18.0	8.3	12.9	9.9		8.2
Total loss ratio		48.5%	54.9%	71.8%	43.5%	57.1%	58.2%	54.4%	63.1%	56.3%	58.0%	56.6%		53.1%
Commercial Lines
Current accident year losses greater than $5 million		3.9%	0.5%	0.6%	0.8%	1.0%	2.8%	—%	0.5%	1.4%	1.7%	1.3%		1.1%
Current accident year losses $2 million - $5 million		1.0	1.8	1.2	1.0	3.2	1.0	1.0	1.5	1.0	1.3	1.7		1.5
Large loss prior accident year reserve development		3.8	1.2	3.8	1.6	1.7	2.0	1.1	2.5	1.6	2.9	1.6		1.7
Total large loss ratio		8.7%	3.5%	5.6%	3.4%	5.9%	5.8%	2.1%	4.5%	4.0%	5.9%	4.6%		4.3%
Losses incurred but not reported		5.4	8.7	13.9	9.1	10.3	8.3	14.4	11.3	11.3	9.3	11.0		10.5
Other losses excluding catastrophe losses		33.0	31.6	26.8	28.2	29.7	34.6	34.0	29.3	34.3	30.5	32.8		31.5
Catastrophe losses		2.4	6.8	3.4	0.7	5.1	9.1	6.0	5.1	7.6	4.2	6.7		5.2
Total loss ratio		49.5%	50.6%	49.7%	41.4%	51.0%	57.8%	56.5%	50.2%	57.2%	49.9%	55.1%		51.5%
Personal Lines
Current accident year losses greater than $5 million		—%	1.3%	2.8%	1.4%	1.1%	—%	—%	2.0%	—%	1.3%	0.4%		0.7%
Current accident year losses $2 million - $5 million		2.9	2.2	0.7	3.4	2.0	2.4	1.8	1.5	2.1	2.0	2.1		2.4
Large loss prior accident year reserve development		0.2	1.5	1.8	—	(0.2)	(1.1)	1.8	1.6	0.3	1.1	0.1		0.1
Total large loss ratio		3.1%	5.0%	5.3%	4.8%	2.9%	1.3%	3.6%	5.1%	2.4%	4.4%	2.6%		3.2%
Losses incurred but not reported		3.8	4.7	10.5	3.0	5.0	4.8	3.8	7.4	4.3	6.1	4.6		4.1
Other losses excluding catastrophe losses		37.5	32.0	36.4	33.7	37.6	40.5	39.4	34.1	39.9	35.4	39.0		37.6
Catastrophe losses		6.5	23.1	57.9	(0.4)	26.2	20.5	8.4	39.3	14.7	27.5	18.8		13.5
Total loss ratio		50.9%	64.8%	110.1%	41.1%	71.7%	67.1%	55.2%	85.9%	61.3%	73.4%	65.0%		58.4%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $2 million - $5 million		—	—	—	—	1.3	1.3	—	—	0.7	—	0.9		0.7
Large loss prior accident year reserve development		—	—	—	—	—	—	—	—	—	—	—		—
Total large loss ratio		—%	—%	—%	—%	1.3%	1.3%	—%	—%	0.7%	—%	0.9%		0.7%
Losses incurred but not reported		9.2	18.1	28.1	16.9	7.1	11.6	21.6	23.0	16.4	18.3	13.2		14.2
Other losses excluding catastrophe losses		33.6	24.4	14.8	27.2	35.4	33.8	26.8	19.7	30.4	24.4	32.1		30.8
Catastrophe losses		—	1.3	0.2	1.0	1.5	1.9	0.5	0.8	1.2	0.5	1.3		1.2
Total loss ratio		42.8%	43.8%	43.1%	45.1%	45.3%	48.6%	48.9%	43.5%	48.7%	43.2%	47.5%		46.9%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year reported losses greater than $5 million		6	2	3	1	3	5	—	5	5	12	8		10
Current accident year reported losses $2 million - $5 million		17	14	7	14	18	11	8	21	19	32	37		49
Prior accident year reported losses on large losses		11	13	15	11	6	9	7	28	16	39	22		33
Non-Catastrophe reported losses on large losses total		34	29	25	26	27	25	15	54	40	83	67		92
Commercial Lines
Current accident year reported losses greater than $5 million		6	1	1	—	2	5	—	2	5	9	7		8
Current accident year reported losses $2 million - $5 million		9	7	5	7	12	4	4	12	8	16	20		26
Prior accident year reported losses on large losses		11	10	11	11	6	9	4	21	13	32	19		30
Non-Catastrophe reported losses on large losses total		26	18	17	18	20	18	8	35	26	57	46		64
Personal Lines
Current accident year reported losses greater than $5 million		—	1	2	1	1	—	—	3	—	3	1		2
Current accident year reported losses $2 million - $5 million		8	7	2	7	5	6	4	9	10	16	15		21
Prior accident year reported losses on large losses		—	3	4	—	—	—	3	7	3	7	3		3
Non-Catastrophe reported losses on large losses total		8	11	8	8	6	6	7	19	13	26	19		26
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $2 million - $5 million		—	—	—	—	1	1	—	—	1	—	2		2
Prior accident year reported losses on large losses		—	—	—	—	—	—	—	—	—	—	—		—
Non-Catastrophe reported losses on large losses total		—	—	—	—	1	1	—	—	1	—	2		2
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Commercial casualty:
Net written premiums		$372	$428	$443	$385	$364	$391	$417	$871	$808	$1,244	$1,172		$1,557
Year over year change %- written premium		2%	9%	6%	7%	10%	3%	3%	8%	3%	6%	5%		6%
Earned premiums		$403	$402	$387	$390	$381	$372	$365	$789	$737	$1,192	$1,118		$1,508
Current accident year before catastrophe losses		74.8%	72.3%	72.8%	72.9%	74.1%	69.6%	73.6%	72.6%	71.6%	73.3%	72.5%		72.6%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		6.0	(0.4)	(0.3)	(0.3)	(0.4)	7.6	0.1	(0.4)	3.9	1.8	2.4		1.7
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		80.8%	71.9%	72.5%	72.6%	73.7%	77.2%	73.7%	72.2%	75.5%	75.1%	74.9%		74.3%
Commercial property:
Net written premiums		$422	$428	$411	$383	$389	$392	$362	$839	$754	$1,260	$1,143		$1,526
Year over year change %- written premium		8%	9%	14%	13%	13%	17%	15%	11%	16%	10%	15%		15%
Earned premiums		$405	$399	$389	$373	$361	$348	$336	$787	$684	$1,192	$1,045		$1,418
Current accident year before catastrophe losses		37.2%	40.2%	43.5%	22.3%	40.9%	45.7%	48.5%	41.8%	47.0%	40.2%	44.9%		39.0%
Current accident year catastrophe losses		8.6	21.5	13.3	7.7	16.7	28.9	21.3	17.5	25.2	14.5	22.3		18.4
Prior accident years before catastrophe losses		(8.2)	(9.5)	(5.3)	3.2	(7.8)	(3.9)	(4.2)	(7.4)	(4.0)	(7.7)	(5.4)		(3.1)
Prior accident years catastrophe losses		(1.2)	(0.6)	(3.6)	(2.6)	(1.3)	(2.1)	(2.5)	(2.1)	(2.3)	(1.8)	(1.9)		(2.1)
Total loss and loss expense ratio		36.4%	51.6%	47.9%	30.6%	48.5%	68.6%	63.1%	49.8%	65.9%	45.2%	59.9%		52.2%
Commercial auto:
Net written premiums		$243	$271	$283	$223	$223	$248	$259	$555	$506	$797	$730		$953
Year over year change %- written premium		9%	9%	9%	8%	12%	6%	8%	10%	7%	9%	9%		9%
Earned premiums		$253	$247	$241	$237	$231	$228	$220	$489	$448	$742	$679		$916
Current accident year before catastrophe losses		64.7%	65.0%	68.6%	65.5%	66.7%	67.9%	70.0%	66.8%	68.9%	66.1%	68.2%		67.5%
Current accident year catastrophe losses		0.8	0.8	1.8	(3.3)	2.2	4.4	1.6	1.3	3.0	1.1	2.7		1.2
Prior accident years before catastrophe losses		4.1	7.2	2.9	2.4	0.2	(3.8)	(0.8)	5.1	(2.4)	4.8	(1.5)		(0.5)
Prior accident years catastrophe losses		—	(0.1)	(0.1)	(0.2)	—	—	(0.1)	(0.1)	—	(0.1)	—		(0.1)
Total loss and loss expense ratio		69.6%	72.9%	73.2%	64.4%	69.1%	68.5%	70.7%	73.1%	69.5%	71.9%	69.4%		68.1%
Workers' compensation:
Net written premiums		$56	$57	$79	$54	$56	$55	$79	$135	$134	$191	$190		$244
Year over year change %- written premium		—%	4%	—%	(5)%	(2)%	(15)%	(4)%	1%	(9)%	1%	(6)%		(6)%
Earned premiums		$61	$60	$61	$60	$61	$59	$61	$121	$120	$181	$182		$242
Current accident year before catastrophe losses		94.6%	97.0%	95.5%	87.9%	88.2%	86.5%	91.5%	96.2%	89.0%	95.7%	88.8%		88.5%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(28.3)	(27.8)	(18.6)	(44.4)	(26.7)	(46.9)	(19.3)	(23.1)	(32.9)	(24.9)	(30.8)		(34.2)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		66.3%	69.2%	76.9%	43.5%	61.5%	39.6%	72.2%	73.1%	56.1%	70.8%	58.0%		54.3%
Other commercial:
Net written premiums		$105	$106	$109	$98	$106	$100	$106	$215	$207	$321	$312		$410
Year over year change %- written premium		(1)%	6%	3%	1%	8%	5%	6%	4%	6%	3%	6%		5%
Earned premiums		$107	$104	$101	$100	$103	$100	$100	$205	$200	$313	$302		$402
Current accident year before catastrophe losses		51.1%	50.5%	45.8%	47.9%	50.5%	40.7%	40.5%	48.2%	40.6%	49.2%	43.9%		44.9%
Current accident year catastrophe losses		—	0.1	0.1	0.1	0.1	—	0.1	0.1	0.1	—	0.1		0.1
Prior accident years before catastrophe losses		2.9	(1.5)	(2.2)	—	0.4	0.2	(2.8)	(1.8)	(1.3)	(0.2)	(0.6)		(0.5)
Prior accident years catastrophe losses		—	0.1	—	—	(0.1)	0.1	0.1	—	0.1	—	—		—
Total loss and loss expense ratio		54.0%	49.2%	43.7%	48.0%	50.9%	41.0%	37.9%	46.5%	39.5%	49.0%	43.4%		44.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Personal auto:
Net written premiums		$328	$333	$266	$270	$296	$283	$216	$599	$499	$927	$795		$1,065
Year over year change %- written premium		11%	18%	23%	30%	30%	33%	33%	20%	33%	17%	32%		32%
Earned premiums		$295	$285	$271	$258	$242	$224	$208	$556	$432	$851	$674		$932
Current accident year before catastrophe losses		67.8%	67.8%	71.2%	70.0%	68.7%	73.3%	73.8%	69.5%	73.5%	68.9%	71.8%		71.3%
Current accident year catastrophe losses		1.1	3.2	3.0	(3.6)	6.6	3.6	3.4	3.1	3.5	2.4	4.6		2.3
Prior accident years before catastrophe losses		1.9	—	(0.8)	4.0	1.5	5.3	(1.9)	(0.4)	1.9	0.4	1.7		2.4
Prior accident years catastrophe losses		—	—	(0.3)	—	—	(0.1)	(0.7)	(0.2)	(0.4)	(0.1)	(0.2)		(0.2)
Total loss and loss expense ratio		70.8%	71.0%	73.1%	70.4%	76.8%	82.1%	74.6%	72.0%	78.5%	71.6%	77.9%		75.8%
Homeowner:
Net written premiums		$518	$532	$320	$394	$442	$433	$303	$852	$736	$1,370	$1,178		$1,572
Year over year change %- written premium		17%	23%	6%	32%	30%	31%	36%	16%	33%	16%	32%		32%
Earned premiums		$444	$425	$338	$379	$352	$326	$303	$763	$629	$1,208	$981		$1,360
Current accident year before catastrophe losses		37.6%	38.8%	53.4%	34.2%	40.9%	42.2%	46.9%	45.2%	44.4%	42.4%	43.1%		40.7%
Current accident year catastrophe losses		12.9	44.3	122.5	2.6	47.4	38.5	21.0	79.0	30.1	54.7	36.3		26.9
Prior accident years before catastrophe losses		0.9	(3.0)	(2.0)	(1.3)	(1.4)	1.2	(2.0)	(2.6)	(0.3)	(1.3)	(0.7)		(0.9)
Prior accident years catastrophe losses		(1.6)	(3.0)	(3.5)	(3.1)	(1.7)	(1.7)	(6.3)	(3.2)	(4.0)	(2.6)	(3.1)		(3.1)
Total loss and loss expense ratio		49.8%	77.1%	170.4%	32.4%	85.2%	80.2%	59.6%	118.4%	70.2%	93.2%	75.6%		63.6%
Other personal:
Net written premiums		$105	$115	$86	$89	$94	$103	$76	$201	$179	$306	$273		$362
Year over year change %- written premium		12%	12%	13%	20%	18%	18%	21%	12%	19%	12%	18%		19%
Earned premiums		$99	$94	$89	$89	$84	$81	$77	$183	$158	$281	$242		$331
Current accident year before catastrophe losses		58.8%	58.3%	76.2%	57.0%	66.5%	54.6%	57.4%	67.0%	56.0%	64.2%	59.7%		59.0%
Current accident year catastrophe losses		6.9	6.8	1.1	14.0	4.1	5.3	2.3	4.0	3.8	5.0	3.9		6.6
Prior accident years before catastrophe losses		12.5	7.4	3.7	7.3	8.7	(5.8)	(2.6)	5.6	(4.3)	8.0	0.2		2.1
Prior accident years catastrophe losses		(0.8)	(0.1)	(0.4)	—	—	0.2	(0.3)	(0.2)	—	(0.5)	—		—
Total loss and loss expense ratio		77.4%	72.4%	80.6%	78.3%	79.3%	54.3%	56.8%	76.4%	55.5%	76.7%	63.8%		67.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Excess & Surplus:
Net written premiums		$175	$202	$168	$171	$157	$180	$146	$370	$326	$545	$483		$654
Year over year change %- written premium		11%	12%	15%	14%	23%	15%	7%	13%	12%	13%	15%		15%
Earned premiums		$174	$174	$162	$168	$157	$151	$139	$336	$290	$510	$447		$615
Current accident year before catastrophe losses		64.1%	64.9%	65.6%	63.1%	64.2%	64.0%	65.7%	65.2%	64.8%	64.8%	64.6%		64.2%
Current accident year catastrophe losses		0.2	1.6	0.8	1.0	1.7	1.4	0.9	1.2	1.2	0.9	1.4		1.3
Prior accident years before catastrophe losses		(2.1)	(2.7)	(5.0)	2.3	2.9	1.6	(1.7)	(3.8)	—	(3.2)	1.0		1.4
Prior accident years catastrophe losses		(0.1)	(0.3)	(0.5)	0.1	(0.2)	0.5	(0.4)	(0.3)	—	(0.3)	—		—
Total loss and loss expense ratio		62.1%	63.5%	60.9%	66.5%	68.6%	67.5%	64.5%	62.3%	66.0%	62.2%	67.0%		66.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2025
Commercial casualty	$442	$162	$604	$85	$184	$45	$314	$527	$184	$207	$918
Commercial property	465	54	519	(27)	36	14	23	438	36	68	542
Commercial auto	352	67	419	10	86	19	115	362	86	86	534
Workers' compensation	93	22	115	(11)	15	12	16	82	15	34	131
Other commercial	77	17	94	9	26	31	66	86	26	48	160
Total commercial lines	1,429	322	1,751	66	347	121	534	1,495	347	443	2,285

Personal auto	430	85	515	22	48	25	95	452	48	110	610
Homeowners	1,186	86	1,272	109	129	29	267	1,295	129	115	1,539
Other personal	148	8	156	6	70	1	77	154	70	9	233
Total personal lines	1,764	179	1,943	137	247	55	439	1,901	247	234	2,382

Excess & surplus lines	127	54	181	6	95	43	144	133	95	97	325
Other	320	17	337	28	112	1	141	348	112	18	478
Total property casualty	$3,640	$572	$4,212	$237	$801	$220	$1,258	$3,877	$801	$792	$5,470

Ceded loss and loss expense incurred for the nine months ended September 30, 2025
Commercial casualty	$1	$—	$1	$24	$(2)	$—	$22	$25	$(2)	$—	$23
Commercial property	19	1	20	(20)	4	—	(16)	(1)	4	1	4
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	5	—	5	(2)	(1)	—	(3)	3	(1)	—	2
Other commercial	11	—	11	(4)	—	—	(4)	7	—	—	7
Total commercial lines	36	1	37	(2)	1	—	(1)	34	1	1	36

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	275	—	275	61	77	—	138	336	77	—	413
Other personal	9	—	9	6	2	—	8	15	2	—	17
Total personal lines	285	—	285	67	79	—	146	352	79	—	431

Excess & surplus lines	6	1	7	(1)	2	—	1	5	2	1	8
Other	21	—	21	(3)	39	—	36	18	39	—	57
Total property casualty	$348	$2	$350	$61	$121	$—	$182	$409	$121	$2	$532

Net loss and loss expense incurred for the nine months ended September 30, 2025
Commercial casualty	$441	$162	$603	$61	$186	$45	$292	$502	$186	$207	$895
Commercial property	446	53	499	(7)	32	14	39	439	32	67	538
Commercial auto	352	67	419	10	86	19	115	362	86	86	534
Workers' compensation	88	22	110	(9)	16	12	19	79	16	34	129
Other commercial	66	17	83	13	26	31	70	79	26	48	153
Total commercial lines	1,393	321	1,714	68	346	121	535	1,461	346	442	2,249

Personal auto	429	85	514	22	48	25	95	451	48	110	609
Homeowners	911	86	997	48	52	29	129	959	52	115	1,126
Other personal	139	8	147	—	68	1	69	139	68	9	216
Total personal lines	1,479	179	1,658	70	168	55	293	1,549	168	234	1,951

Excess & surplus lines	121	53	174	7	93	43	143	128	93	96	317
Other	299	17	316	31	73	1	105	330	73	18	421
Total property casualty	$3,292	$570	$3,862	$176	$680	$220	$1,076	$3,468	$680	$790	$4,938

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2025
Commercial casualty	$173	$54	$227	$49	$55	$13	$117	$222	$55	$67	$344
Commercial property	160	16	176	—	(33)	7	(26)	160	(33)	23	150
Commercial auto	118	20	138	9	22	8	39	127	22	28	177
Workers' compensation	32	6	38	4	(3)	1	2	36	(3)	7	40
Other commercial	28	6	34	8	10	8	26	36	10	14	60
Total commercial lines	511	102	613	70	51	37	158	581	51	139	771

Personal auto	151	24	175	14	8	13	35	165	8	37	210
Homeowners	273	26	299	(31)	(58)	14	(75)	242	(58)	40	224
Other personal	48	2	50	(8)	31	1	24	40	31	3	74
Total personal lines	472	52	524	(25)	(19)	28	(16)	447	(19)	80	508

Excess & surplus lines	43	19	62	17	16	14	47	60	16	33	109
Other	86	6	92	(15)	20	1	6	71	20	7	98
Total property casualty	$1,112	$179	$1,291	$47	$68	$80	$195	$1,159	$68	$259	$1,486

Ceded loss and loss expense incurred for the three months ended September 30, 2025
Commercial casualty	$1	$—	$1	$16	$—	$—	$16	$17	$—	$—	$17
Commercial property	8	—	8	(3)	(2)	—	(5)	5	(2)	—	3
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	2	—	2	—	(1)	—	(1)	2	(1)	—	1
Other commercial	3	—	3	(1)	—	—	(1)	2	—	—	2
Total commercial lines	14	—	14	13	(3)	—	10	27	(3)	—	24

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	46	—	46	(18)	(24)	—	(42)	28	(24)	—	4
Other personal	2	—	2	(4)	(1)	—	(5)	(2)	(1)	—	(3)
Total personal lines	48	—	48	(22)	(25)	—	(47)	26	(25)	—	1

Excess & surplus lines	1	—	1	—	—	—	—	1	—	—	1
Other	10	1	11	(2)	(13)	—	(15)	8	(13)	1	(4)
Total property casualty	$73	$1	$74	$(11)	$(41)	$—	$(52)	$62	$(41)	$1	$22

Net loss and loss expense incurred for the three months ended September 30, 2025
Commercial casualty	$172	$54	$226	$33	$55	$13	$101	$205	$55	$67	$327
Commercial property	152	16	168	3	(31)	7	(21)	155	(31)	23	147
Commercial auto	118	20	138	8	22	8	38	126	22	28	176
Workers' compensation	30	6	36	4	(2)	1	3	34	(2)	7	39
Other commercial	25	6	31	9	10	8	27	34	10	14	58
Total commercial lines	497	102	599	57	54	37	148	554	54	139	747

Personal auto	151	24	175	14	8	13	35	165	8	37	210
Homeowners	227	26	253	(13)	(34)	14	(33)	214	(34)	40	220
Other personal	46	2	48	(4)	32	1	29	42	32	3	77
Total personal lines	424	52	476	(3)	6	28	31	421	6	80	507

Excess & surplus lines	42	19	61	17	16	14	47	59	16	33	108
Other	76	5	81	(13)	33	1	21	63	33	6	102
Total property casualty	$1,039	$178	$1,217	$58	$109	$80	$247	$1,097	$109	$258	$1,464

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums		$2,037	$2,135	$1,912	$1,759	$1,795	$1,843	$1,683	$4,047	$3,526	$6,084	$5,321		$7,080
Agency new business written premiums		356	404	383	382	406	407	346	787	753	1,143	1,159		1,541
Other written premiums		100	194	200	102	92	209	219	394	428	494	520		622
Net written premiums		$2,493	$2,733	$2,495	$2,243	$2,293	$2,459	$2,248	$5,228	$4,707	$7,721	$7,000		$9,243
Unearned premium change		(9)	(336)	(231)	41	(76)	(384)	(256)	(567)	(640)	(576)	(716)		(675)
Earned premiums		$2,484	$2,397	$2,264	$2,284	$2,217	$2,075	$1,992	$4,661	$4,067	$7,145	$6,284		$8,568
Year over year change %
Agency renewal written premiums		13%	16%	14%	15%	16%	12%	10%	15%	11%	14%	13%		13%
Agency new business written premiums		(12)	(1)	11	23	30	34	38	5	36	(1)	34		31
Other written premiums		9	(7)	(9)	34	(3)	2	(6)	(8)	(2)	(5)	(2)		2
Net written premiums		9	11	11	17	17	14	11	11	13	10	14		15
Paid losses and loss expenses
Losses paid		$1,039	$1,049	$1,203	$978	$946	$893	$861	$2,253	$1,755	$3,292	$2,701		$3,680
Loss expenses paid		178	197	196	185	168	174	176	392	349	570	517		701
Loss and loss expenses paid		$1,217	$1,246	$1,399	$1,163	$1,114	$1,067	$1,037	$2,645	$2,104	$3,862	$3,218		$4,381
Incurred losses and loss expenses
Loss and loss expense incurred		$1,464	$1,587	$1,887	$1,255	$1,499	$1,412	$1,270	$3,474	$2,682	$4,938	$4,181		$5,436
Loss and loss expenses paid as a % of incurred		83.1%	78.5%	74.1%	92.7%	74.3%	75.6%	81.7%	76.1%	78.4%	78.2%	77.0%		80.6%
Statutory combined ratio
Loss ratio		49.5%	55.4%	72.4%	43.2%	58.3%	59.1%	55.2%	63.6%	57.2%	58.7%	57.6%		53.8%
Loss adjustment expense ratio		10.9	11.6	11.7	11.8	11.0	10.1	9.6	11.7	9.8	11.4	10.2		10.6
Net underwriting expense ratio		28.3	26.4	28.2	30.2	28.5	27.7	27.5	27.3	27.6	27.6	27.9		28.5
US Statutory combined ratio		88.7%	93.4%	112.3%	85.2%	97.8%	96.9%	92.3%	102.6%	94.6%	97.7%	95.7%		92.9%
Contribution from catastrophe losses		4.0	11.9	25.2	2.8	13.4	11.6	6.1	18.4	8.9	13.4	10.5		8.4
Statutory combined ratio excl. catastrophe losses		84.7%	81.5%	87.1%	82.4%	84.4%	85.3%	86.2%	84.2%	85.7%	84.3%	85.2%		84.5%
GAAP combined ratio
GAAP combined ratio		88.2%	94.9%	113.3%	84.7%	97.4%	98.5%	93.6%	103.8%	96.1%	98.4%	96.5%		93.4%
Contribution from catastrophe losses		3.7	12.2	25.0	4.0	13.0	11.2	5.9	18.4	8.6	13.3	10.1		8.5
GAAP combined ratio excl. catastrophe losses		84.5%	82.7%	88.3%	80.7%	84.4%	87.3%	87.7%	85.4%	87.5%	85.1%	86.4%		84.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Third-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums		$1,043	$1,116	$1,152	$1,001	$987	$1,023	$1,076	$2,268	$2,099	$3,311	$3,086		$4,087
Agency new business written premiums		185	200	203	179	187	193	182	403	375	588	562		741
Other written premiums		(30)	(26)	(30)	(37)	(36)	(30)	(35)	(56)	(65)	(86)	(101)		(138)
Net written premiums		$1,198	$1,290	$1,325	$1,143	$1,138	$1,186	$1,223	$2,615	$2,409	$3,813	$3,547		$4,690
Unearned premium change		31	(78)	(146)	17	(1)	(79)	(141)	(224)	(220)	(193)	(221)		(204)
Earned premiums		$1,229	$1,212	$1,179	$1,160	$1,137	$1,107	$1,082	$2,391	$2,189	$3,620	$3,326		$4,486
Year over year change %
Agency renewal written premiums		6%	9%	7%	7%	8%	4%	3%	8%	4%	7%	5%		5%
Agency new business written premiums		(1)	4	12	17	26	30	36	7	33	5	30		27
Other written premiums		17	13	14	(28)	(9)	(7)	(3)	14	(5)	15	(6)		(11)
Net written premiums		5	9	8	8	11	7	7	9	7	7	8		8
Paid losses and loss expenses
Losses paid		$497	$493	$403	$481	$500	$460	$479	$897	$941	$1,393	$1,440		$1,922
Loss expenses paid		102	110	109	104	102	103	106	218	207	321	311		413
Loss and loss expenses paid		$599	$603	$512	$585	$602	$563	$585	$1,115	$1,148	$1,714	$1,751		$2,335
Incurred losses and loss expenses
Loss and loss expense incurred		$747	$767	$735	$624	$706	$746	$719	$1,502	$1,465	$2,249	$2,171		$2,795
Loss and loss expenses paid as a % of incurred		80.2%	78.6%	69.7%	93.8%	85.3%	75.5%	81.4%	74.2%	78.4%	76.2%	80.7%		83.5%
Statutory combined ratio
Loss ratio		49.5%	50.7%	49.7%	41.4%	51.0%	57.8%	56.5%	50.2%	57.2%	50.0%	55.1%		51.5%
Loss adjustment expense ratio		11.3	12.7	12.6	12.4	11.1	9.6	9.9	12.6	9.7	12.2	10.2		10.8
Net underwriting expense ratio		30.9	28.3	26.9	31.4	31.2	29.9	27.4	27.6	28.7	28.6	29.4		29.9
Statutory combined ratio		91.7%	91.7%	89.2%	85.2%	93.3%	97.3%	93.8%	90.4%	95.6%	90.8%	94.7%		92.2%
Contribution from catastrophe losses		2.6	7.0	3.6	0.9	5.4	9.3	6.2	5.4	7.8	4.4	6.9		5.4
Statutory combined ratio excl. catastrophe losses		89.1%	84.7%	85.6%	84.3%	87.9%	88.0%	87.6%	85.0%	87.8%	86.4%	87.8%		86.8%
GAAP combined ratio
GAAP combined ratio		91.1%	92.9%	91.9%	84.5%	93.0%	99.1%	96.5%	92.4%	97.9%	92.0%	96.2%		93.2%
Contribution from catastrophe losses		2.6	7.0	3.6	0.9	5.4	9.3	6.2	5.4	7.8	4.4	6.9		5.4
GAAP combined ratio excl. catastrophe losses		88.5%	85.9%	88.3%	83.6%	87.6%	89.8%	90.3%	87.0%	90.1%	87.6%	89.3%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums		$864	$866	$634	$625	$695	$681	$494	$1,500	$1,175	$2,364	$1,870		$2,495
Agency new business written premiums		116	141	127	154	165	163	122	268	285	384	450		604
Other written premiums		(29)	(27)	(89)	(26)	(28)	(25)	(21)	(116)	(46)	(145)	(74)		(100)
Net written premiums		$951	$980	$672	$753	$832	$819	$595	$1,652	$1,414	$2,603	$2,246		$2,999
Unearned premium change		(113)	(176)	26	(27)	(154)	(188)	(7)	(150)	(195)	(263)	(349)		(376)
Earned premiums		$838	$804	$698	$726	$678	$631	$588	$1,502	$1,219	$2,340	$1,897		$2,623
Year over year change %
Agency renewal written premiums		24%	27%	28%	29%	28%	26%	27%	28%	26%	26%	27%		27%
Agency new business written premiums		(30)	(13)	4	41	35	54	54	(6)	54	(15)	47		45
Other written premiums		(4)	(8)	(324)	(63)	(56)	(39)	(11)	(152)	(24)	(96)	(35)		(41)
Net written premiums		14	20	13	30	29	30	33	17	31	16	30		30
Paid losses and loss expenses
Losses paid		$424	$446	$609	$388	$355	$335	$282	$1,055	$618	$1,479	$973		$1,361
Loss expenses paid		52	63	64	56	46	51	51	127	102	179	148		204
Loss and loss expenses paid		$476	$509	$673	$444	$401	$386	$333	$1,182	$720	$1,658	$1,121		$1,565
Incurred losses and loss expenses
Loss and loss expense incurred		$507	$598	$846	$374	$553	$489	$379	$1,444	$868	$1,951	$1,421		$1,795
Loss and loss expenses paid as a % of incurred		93.9%	85.1%	79.6%	118.7%	72.5%	78.9%	87.9%	81.9%	82.9%	85.0%	78.9%		87.2%
Statutory combined ratio
Loss ratio		50.9%	64.8%	110.1%	41.1%	71.7%	67.1%	55.2%	85.9%	61.3%	73.4%	65.0%		58.4%
Loss adjustment expense ratio		9.5	9.6	11.0	10.4	9.8	10.5	9.3	10.3	9.9	10.0	9.9		10.0
Net underwriting expense ratio		25.9	24.7	31.2	28.5	25.8	25.2	29.6	27.3	27.1	26.8	26.6		27.1
Statutory combined ratio		86.3%	99.1%	152.3%	80.0%	107.3%	102.8%	94.1%	123.5%	98.3%	110.2%	101.5%		95.5%
Contribution from catastrophe losses		7.1	23.8	58.7	0.2	26.6	20.9	8.8	40.0	15.0	28.3	19.2		13.9
Statutory combined ratio excl. catastrophe losses		79.2%	75.3%	93.6%	79.8%	80.7%	81.9%	85.3%	83.5%	83.3%	81.9%	82.3%		81.6%
GAAP combined ratio
GAAP combined ratio		88.2%	102.0%	151.3%	80.2%	110.3%	106.9%	93.9%	124.9%	100.6%	111.8%	104.1%		97.5%
Contribution from catastrophe losses		7.1	23.8	58.7	0.2	26.6	20.9	8.8	40.0	15.0	28.3	19.2		13.9
GAAP combined ratio excl. catastrophe losses		81.1%	78.2%	92.6%	80.0%	83.7%	86.0%	85.1%	84.9%	85.6%	83.5%	84.9%		83.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums		$130	$153	$126	$133	$113	$139	$113	$279	$252	$409	$365		$498
Agency new business written premiums		55	63	53	49	54	51	42	116	93	171	147		196
Other written premiums		(10)	(14)	(11)	(11)	(10)	(10)	(9)	(25)	(19)	(35)	(29)		(40)
Net written premiums		$175	$202	$168	$171	$157	$180	$146	$370	$326	$545	$483		$654
Unearned premium change		(1)	(28)	(6)	(3)	—	(29)	(7)	(34)	(36)	(35)	(36)		(39)
Earned premiums		$174	$174	$162	$168	$157	$151	$139	$336	$290	$510	$447		$615
Year over year change %
Agency renewal written premiums		15%	10%	12%	19%	22%	19%	7%	11%	13%	12%	16%		16%
Agency new business written premiums		2	24	26	2	26	6	11	25	8	16	14		11
Other written premiums		—	(40)	(22)	(10)	(25)	(11)	(13)	(32)	(12)	(21)	(16)		(14)
Net written premiums		11	12	15	14	23	15	7	13	12	13	15		15
Paid losses and loss expenses
Losses paid		$42	$38	$40	$39	$34	$41	$46	$78	$86	$121	$121		$160
Loss expenses paid		19	17	18	19	17	16	17	35	34	53	49		69
Loss and loss expenses paid		$61	$55	$58	$58	$51	$57	$63	$113	$120	$174	$170		$229
Incurred losses and loss expenses
Loss and loss expense incurred		$108	$110	$99	$112	$107	$102	$90	$209	$192	$317	$299		$411
Loss and loss expenses paid as a % of incurred		56.5%	50.0%	58.6%	51.8%	47.7%	55.9%	70.0%	54.1%	62.5%	54.9%	56.9%		55.7%
Statutory combined ratio
Loss ratio		42.8%	43.8%	43.1%	45.1%	45.2%	48.6%	48.9%	43.4%	48.7%	43.2%	47.5%		46.8%
Loss adjustment expense ratio		19.2	19.7	17.8	21.4	23.4	19.0	15.6	18.8	17.4	19.0	19.5		20.0
Net underwriting expense ratio		26.6	25.3	25.5	27.3	26.7	26.0	26.0	25.4	26.0	25.8	26.2		26.5
Statutory combined ratio		88.6%	88.8%	86.4%	93.8%	95.3%	93.6%	90.5%	87.6%	92.1%	88.0%	93.2%		93.3%
Contribution from catastrophe losses		0.1	1.3	0.3	1.1	1.5	1.9	0.5	0.9	1.2	0.6	1.4		1.3
Statutory combined ratio excl. catastrophe losses		88.5%	87.5%	86.1%	92.7%	93.8%	91.7%	90.0%	86.7%	90.9%	87.4%	91.8%		92.0%
GAAP combined ratio
GAAP combined ratio		89.8%	91.1%	88.3%	93.1%	95.3%	95.4%	91.9%	89.8%	93.7%	89.8%	94.3%		94.0%
Contribution from catastrophe losses		0.1	1.3	0.3	1.1	1.5	1.9	0.5	0.9	1.2	0.6	1.4		1.3
GAAP combined ratio excl. catastrophe losses		89.7%	89.8%	88.0%	92.0%	93.8%	93.5%	91.4%	88.9%	92.5%	89.2%	92.9%		92.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2025 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2025	2024	Change	% Change	2025	2024	Change	% Change
Underwriting income
Net premiums written	$2,411	$2,216	$195	9	$7,466	$6,774	$692	10
Unearned premium change	29	106	(77)	(73)	552	693	(141)	(20)
Earned premiums	$2,382	$2,110	$272	13	$6,914	$6,081	$833	14

Losses incurred	$1,179	$1,231	$(52)	(4)	$4,062	$3,503	$559	16
Defense and cost containment expenses incurred	126	115	11	10	391	287	104	36
Adjusting and other expenses incurred	133	117	16	14	396	333	63	19
Other underwriting expenses incurred	684	630	54	9	2,060	1,886	174	9
Workers compensation dividend incurred	—	1	(1)	(100)	3	4	(1)	(25)
Total underwriting deductions	$2,122	$2,094	$28	1	$6,912	$6,013	$899	15

Net underwriting profit	$260	$16	$244	nm	$2	$68	$(66)	(97)

Investment income
Gross investment income earned	$208	$170	$38	22	$587	$484	$103	21
Net investment income earned	204	168	36	21	577	478	99	21
Net realized capital gains and losses, net	32	285	(253)	(89)	26	333	(307)	(92)
Net investment gains (net of tax)	$236	$453	$(217)	(48)	$603	$811	$(208)	(26)

Other income	$2	$2	$—	—	$5	$5	$—	—

Net income before federal income taxes	$498	$471	$27	6	$610	$884	$(274)	(31)
Federal and foreign income taxes incurred	75	24	51	213	61	83	(22)	(27)
Net income (statutory)	$423	$447	$(24)	(5)	$549	$801	$(252)	(31)

Policyholders' surplus - statutory	$9,513	$8,258	$1,255	15	$9,513	$8,258	$1,255	15

Fixed maturities at amortized cost - statutory	$13,311	$11,714	$1,597	14	$13,311	$11,714	$1,597	14
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2025 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2025	2024	Change	% Change	2025	2024	Change	% Change
Net premiums written	$91	$89	$2	2	$263	$268	$(5)	(2)
Net investment income	50	48	2	4	150	142	8	6
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with separate accounts	2	1	1	100	5	4	1	25
Total revenues	$144	$139	$5	4	$421	$417	$4	1

Death benefits and matured endowments	$36	$41	$(5)	(12)	$132	$126	$6	5
Annuity benefits	22	29	(7)	(24)	65	97	(32)	(33)
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	8	9	(1)	(11)	28	26	2	8
Interest and adjustments on deposit-type contract funds	1	2	(1)	(50)	5	4	1	25
Increase in aggregate reserves for life and accident and health contracts	2	(3)	5	nm	(5)	(20)	15	75
Total benefit expenses	$70	$79	$(9)	(11)	$227	$235	$(8)	(3)

Commissions	$13	$12	$1	8	$37	$37	$—	—
General insurance expenses and taxes	14	15	(1)	(7)	45	45	—	—
Increase in loading on deferred and uncollected premiums	2	2	—	—	4	2	2	100
Net transfers from separate accounts	(1)	—	(1)	nm	(9)	(3)	(6)	(200)
Total underwriting expenses	$28	$29	$(1)	(3)	$77	$81	$(4)	(5)

Federal and foreign income taxes incurred	11	7	4	57	28	24	4	17

Net gain from operations before capital gains and losses	$35	$24	$11	46	$89	$77	$12	16

Gains and losses net of capital gains tax, net	2	(1)	3	nm	(4)	(10)	6	60

Net income (statutory)	$37	$23	$14	61	$85	$67	$18	27

Policyholders' surplus - statutory	$588	$482	$106	22	$588	$482	$106	22

Fixed maturities at amortized cost - statutory	$3,921	$3,847	$74	2	$3,921	$3,847	$74	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2025 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Cincinnati Re:
Net written premiums		$87	$164	$255	$99	$89	$207	$202	$418	$409	$505	$498		$597
Year over year change %- written premium		(2)%	(21)%	26%	50%	5%	17%	(12)%	2%	—%	1%	1%		7%
Earned premiums		$141	$142	$161	$162	$138	$138	$135	$303	$273	$444	$411		$573
Current accident year before catastrophe losses		52.9%	56.2%	46.6%	37.6%	52.5%	49.6%	63.0%	51.1%	56.3%	51.7%	55.0%		50.0%
Current accident year catastrophe losses		3.6	(0.6)	66.3	29.1	30.2	2.4	—	34.9	1.2	25.0	11.0		16.1
Prior accident years before catastrophe losses		(0.9)	5.7	(4.5)	0.7	(10.1)	(0.8)	(10.4)	0.3	(5.6)	(0.1)	(7.1)		(4.9)
Prior accident years catastrophe losses		(2.1)	(1.2)	(2.4)	—	(2.5)	(4.7)	—	(1.8)	(2.4)	(1.9)	(2.4)		(1.7)
Total loss and loss expense ratio		53.5%	60.1%	106.0%	67.4%	70.1%	46.5%	52.6%	84.5%	49.5%	74.7%	56.5%		59.5%

Cincinnati Global:
Net written premiums		$82	$97	$75	$77	$77	$67	$82	$173	$149	$255	$226		$303
Year over year change %- written premium		6%	45%	(9)%	18%	12%	(18)%	28%	16%	2%	13%	5%		8%
Earned premiums		$102	$65	$64	$68	$107	$48	$48	$129	$96	$231	$203		$271
Current accident year before catastrophe losses		35.1%	41.8%	39.3%	20.6%	31.6%	47.9%	48.2%	40.6%	48.1%	38.2%	39.4%		34.7%
Current accident year catastrophe losses		0.5	3.7	31.4	47.1	9.6	—	—	17.4	—	9.9	5.0		15.6
Prior accident years before catastrophe losses		(10.1)	(22.4)	(0.2)	(10.4)	(3.8)	(21.2)	(19.7)	(11.4)	(20.4)	(10.8)	(11.7)		(11.4)
Prior accident years catastrophe losses		(0.1)	17.3	(13.9)	(3.4)	(3.6)	(4.4)	(5.9)	1.8	(5.2)	0.9	(4.3)		(4.1)
Total loss and loss expense ratio		25.4%	40.4%	56.6%	53.9%	33.8%	22.3%	22.6%	48.4%	22.5%	38.2%	28.4%		34.8%

Noninsurance operations:
Interest and fees on loans and leases		$3	$2	$3	$2	$3	$2	$2	$5	$4	$8	$7		$9
Other revenue		3	3	1	3	—	2	1	4	3	7	3		6
Interest expense		13	14	13	13	13	14	13	27	27	40	40		53
Operating expenses		6	10	11	13	6	9	4	21	13	27	19		32
Total noninsurance operations loss		$(13)	$(19)	$(20)	$(21)	$(16)	$(19)	$(14)	$(39)	$(33)	$(52)	$(49)		$(70)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Third-Quarter 2025 Supplemental Financial Data